UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2024 (May 8, 2024)

Lionsgate Studios Corp.

(Exact name of registrant as specified in charter)

British Columbia, Canada

(State or Other Jurisdiction of Incorporation)

1-41203	N/A
(Commission File Number)	(IRS Employer Identification No.)

(Address of principal executive offices)

250 Howe Street, 20th Floor

Vancouver, British Columbia V6C 3R8

and

2700 Colorado Avenue

Santa Monica, California 90404

Registrant’s telephone number, including area code: (877) 848-3866

SEAC II Corp.

955 Fifth Avenue

New York, New York 10075

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares, no par value per share	LION	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On May 13, 2024 (the “Closing Date”), SEAC II Corp., a Cayman Islands exempted company (“New SEAC”) consummated the previously announced business combination (the “Business Combination”) among New SEAC, Screaming Eagle Acquisition Corp., a Cayman Islands exempted company and formerly parent of New SEAC (“SEAC”), and LG Orion Holdings ULC, a British Columbia unlimited liability company (“StudioCo”) and a wholly-owned subsidiary of Lions Gate Entertainment Corp., a British Columbia company (“Lions Gate Parent”), pursuant to the Business Combination Agreement, dated as of December 22, 2023 and as amended on April 11, 2024 and May 9, 2024, by and among New SEAC, SEAC, Lions Gate Parent, LG Sirius Holdings ULC, a British Columbia unlimited liability company and a wholly-owned subsidiary of Lions Gate Parent (“Studio HoldCo”), StudioCo, SEAC MergerCo, a Cayman Islands exempted company and a direct, wholly-owned subsidiary of New SEAC (“MergerCo”), and 1455941 B.C. Unlimited Liability Company, a British Columbia unlimited liability company and a direct, wholly-owned subsidiary of SEAC (“New BC Sub”). On May 13, 2024, upon the StudioCo Amalgamation Effective Time, the registrant, Lionsgate Studios Corp. (also referred to herein as “LG Studios” or “Pubco”) became the successor in interest to SEAC II Corp. LG Studios will continue the then-existing business operations of StudioCo as a publicly traded company and majority-owned subsidiary of Lions Gate Parent.

As used in this Current Report on Form 8-K, unless otherwise stated or the context clearly indicates otherwise, the terms the “Registrant,” “LG Studios,” “Pubco,” “New SEAC,” “we,” “us,” and “our” refer to Lionsgate Studios Corp., and its subsidiaries at and after the Closing Date and giving effect to the consummation of the Business Combination (the “Closing”). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Prospectus (as defined below).

Item 1.01.	Entry Into a Material Definitive Agreement.

Item 2.01 of this Current Report on Form 8-K discusses the consummation of the Business Combination and various other transactions and events contemplated by the Business Combination Agreement which took place on or prior to the Closing Date and is incorporated herein by reference. Item 3.02 of this Current Report on Form 8-K discusses the issuances of securities in certain private placement transactions which took place on the Closing Date pursuant to the Subscription Agreements (as defined below) and Non-Redemption Agreements (as defined below) and is incorporated herein by reference. In addition, the information contained in the final prospectus filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 18, 2024 by New SEAC, as it may be amended or supplemented from time to time (File No. 333-276414) (the “Prospectus”) in the sections entitled, “Business Combination Agreement and Related Agreements,” “StudioCo Relationships and Related Party Transactions” and “Executive Compensation” is incorporated herein by reference.

Amendment No. 2 to the Business Combination Agreement

On May 9, 2024, the parties to the Business Combination Agreement entered into an amendment to the Business Combination Agreement (“Amendment No. 2”) to amend the dates on which the SEAC Pre-Arrangement Steps were required to occur relative to the Closing Date. The foregoing description of Amendment No. 2 does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 2 filed, which is filed as Exhibit 2.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Separation Agreement

In connection with the Business Combination, on May 8, 2024, Lions Gate Parent and StudioCo entered into a separation agreement (the “Separation Agreement”), pursuant to which, among other things, (i) the assets and liabilities of the studio business of Lions Gate Parent and its subsidiaries (comprised of its Motion Picture and Television Production segments and corporate and general administrative functions, the “Studio Business”), including certain subsidiaries of Lions Gate Parent engaged in the Studio Business, were separated from the assets and liabilities of the Media Networks segment of Lions Gate Parent and its subsidiaries (the “Starz Business”), including certain subsidiaries of Lions Gate Parent engaged in the Starz Business, and transferred to StudioCo such that StudioCo held, directly or indirectly, all of the assets and liabilities of the Studio Business prior to the Closing, and (ii) all of Lions Gate Parent’s equity interests in StudioCo were transferred to Studio HoldCo prior to the Closing.

The Separation Agreement requires LG Studios, as successor to StudioCo, to indemnify Lions Gate Parent for losses arising from certain liabilities of the Studio Business and requires Lions Gate Parent to indemnify LG Studios for losses arising from certain liabilities of the Starz Business.

The foregoing summary does not purport to describe all of the terms of the Separation Agreement and is qualified in its entirety by reference to the complete text of the Separation Agreement, which is filed as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated herein by reference.

Shared Services Agreement/Overhead Sharing Agreement

In connection with the Business Combination, on May 9, 2024, Lions Gate Parent and StudioCo entered into a shared services and overhead sharing agreement (the “Shared Services Agreement”) which took effect upon the Closing. The Shared Services Agreement facilitates the allocation to LG Studios of all corporate general and administrative expenses of Lions Gate Parent, except for an amount of $10 million to be allocated annually to Lions Gate Parent or one of its subsidiaries (other than subsidiaries of LG Studios), with reimbursements to be made by the parties thereto as necessary in connection with such allocations.

The corporate general and administrative expenses that are allocated to LG Studios include salaries and wages for certain executives and other corporate officers related to executive oversight, investor relations costs, costs for the maintenance of corporate facilities, and other common administrative support functions, including corporate accounting, finance and financial reporting, audit and tax costs, corporate and other legal support functions, and certain information technology and human resources. In addition, the Separation Agreement and the Shared Services Agreement provide that officers, employees and directors of LG Studios will continue to receive awards of equity and equity-based compensation pursuant to the existing plans of Lions Gate Parent. Such awards will be treated as a capital contribution by Lions Gate Parent to LG Studios, and the accounting expenses for such awards will be allocated to LG Studios.

In addition, if any of the directors of LG Studios is also serving on (or is an observer of) the board of directors of Lions Gate Parent, the director will be compensated solely by Lions Gate Parent in accordance with Lions Gate Parent’s non-employee director compensation program and will not receive additional compensation from LG Studios.

The foregoing summary does not purport to describe all of the terms of the Shared Services Agreement and is qualified in its entirety by reference to the complete text of the Shared Services Agreement, which is filed as Exhibit 10.6 to this Current Report on Form 8-K and is incorporated herein by reference.

Tax Matters Agreement

In connection with the Business Combination, on May 9, 2024, Lions Gate Parent and StudioCo entered into a tax matters agreement (the “Tax Matters Agreement”) that governs the parties’ respective rights, responsibilities and obligations with respect to tax liabilities and benefits, tax attributes, certain indemnification rights with respect to tax matters, the preparation and filing of tax returns, the control of audits and other tax proceedings and other matters regarding taxes.

The foregoing summary does not purport to describe all of the terms of the Tax Matters Agreement and is qualified in its entirety by reference to the complete text of the Tax Matters Agreement, the form of which is filed as Exhibit 10.7 to this Current Report on Form 8-K and is incorporated herein by reference.

Intercompany Note and Assumption Agreement

In connection with the Business Combination, on May 8, 2024, Lions Gate Capital Holdings LLC, a Delaware limited liability company and subsidiary of Lions Gate Parent (“LGCH”), as lender, entered into an intercompany note and assumption agreement (the “Intercompany Note”) with Lions Gate Television Inc., a Delaware corporation and subsidiary of LG Studios (“LGTV”), as borrower and assuming party.

Pursuant to the Intercompany Note, LGTV will be able to borrow up to $1,100 million from LGCH on a revolving basis. LGTV also assumed approximately $399 million in term A loans and approximately $819 million in term B loans thereunder. The Intercompany Note will, among other things, terminate in connection with a full separation of the Studio Business from the Starz Business as determined by Lions Gate Parent.

The foregoing summary does not purport to describe all of the terms of the Intercompany Note and is qualified in its entirety by reference to the complete text of the Intercompany Note, which is filed as Exhibit 10.9 to this Current Report on Form 8-K and is incorporated herein by reference.

Intercompany Revolver

In connection with the Business Combination, on May 13, 2024, LGAC International LLC, a Delaware limited liability company and subsidiary of LG Studios (“LGAC International”) and Lions Gate Capital Holdings 1, Inc., a Delaware corporation and subsidiary of Lions Gate Parent (“LGCH1”) entered into a revolving credit agreement (the “Intercompany Revolver”), pursuant to which LGAC International and LGCH1 agreed to make revolving loans to each other from time to time, provided that the net amount owing by one party to the other at any particular time may not exceed $150,000,000. Amounts advanced by one party will be used to repay existing indebtedness owing to the other party thereunder, if any, such that at no time will amounts be owing in both directions. The net amount owing under the Intercompany Revolver, at any time, shall bear interest on the outstanding principal amount at a rate equal to adjusted term SOFR plus 1.75%. The Intercompany Revolver will, among other things, terminate in connection with a full separation of the entities.

The foregoing summary does not purport to describe all of the terms of the Intercompany Revolver and is qualified in its entirety by reference to the complete text of the Intercompany Revolver, which is filed as Exhibit 10.10 to this Current Report on Form 8-K and is incorporated herein by reference.

Investor Rights Agreement

As previously disclosed, on November 10, 2015, (i) Liberty Global Incorporated Limited, a limited company organized under the laws of the United Kingdom (or its successor, “Liberty”) and a wholly-owned subsidiary of Liberty Global Ltd., a Bermuda exempted company limited by shares (“Liberty Global”), agreed to purchase 5,000,000 of Lions Gate Parent’s then outstanding common shares from funds affiliated with MHR Fund Management, LLC (“MHR Fund Management”), and (ii) Discovery Lightning Investments Ltd., a limited company organized under the laws of the United Kingdom (“Discovery Lightning”) and a wholly-owned subsidiary of Warner Bros. Discovery, Inc. (“Discovery”) agreed to purchase 5,000,000 of Lions Gate Parent’s then outstanding common shares from funds affiliated with MHR Fund Management (collectively, the “Purchases”).

In connection with the Purchases, on November 10, 2015, Lions Gate Parent entered into an investor rights agreement with Liberty Global, Discovery, Liberty, Discovery Lightning and certain affiliates of MHR Fund Management (as amended from time to time, the “LG Parent Investor Rights Agreement”). The LG Parent Investor Rights Agreement provides that, among other things, (i) for so long as funds affiliated with MHR Fund Management beneficially own at least 10,000,000 of Lions Gate Parent’s then outstanding common shares in the aggregate, Lions Gate Parent will include three (3) designees of MHR Fund Management (at least one of whom will be an independent director and will be subject to approval by the Lions Gate Parent board of directors) on its slate of director nominees for election at each future annual general and special meeting of Lions Gate Parent’s shareholders and (ii) for so long as funds affiliated with MHR Fund Management beneficially own at least 5,000,000, but less than 10,000,000 of Lions Gate Parent’s then outstanding common shares in the aggregate, Lions Gate Parent will include one designee of MHR Fund Management on its slate of director nominees for election at each future annual general and special meeting of Lions Gate Parent’s shareholders.

In addition, the LG Parent Investor Rights Agreement provides that (i) for so long as Liberty and Discovery Lightning (together with certain of their affiliates) beneficially own at least 10,000,000 of Lions Gate Parent’s then outstanding common shares in the aggregate, Lions Gate Parent’s will include one designee of Liberty and one designee of Discovery Lightning on its slate of director nominees for election at each future annual general and special meeting of Lions Gate Parent’s shareholders and (ii) for so long as Liberty and Discovery Lightning (together with certain of their affiliates) beneficially own at least 5,000,000, but less than 10,000,000 of Lions Gate Parent’s then outstanding common shares in the aggregate, Lions Gate Parent will include one designee of Liberty and Discovery Lightning, collectively, on its slate of director nominees for election at each future annual general and special meeting of Lions Gate Parent’s shareholders, selected by (a) Liberty, if Liberty individually exceeds such 5,000,000 common share threshold but Discovery Lightning does not, (b) Discovery Lightning, if Discovery Lightning individually exceeds such 5,000,000 common share threshold but Liberty does not and (c) Liberty and Discovery Lightning, jointly, if neither Liberty nor Discovery Lightning individually exceeds such 5,000,000 common share threshold.

In addition, under the Investor Rights Agreement, Lionsgate agreed to provide Liberty, Discovery Lightning and MHR Fund Management with certain pre-emptive rights on shares that Lionsgate may issue in the future for cash consideration.

In connection with the Business Combination, on the Closing Date, LG Studios, Liberty, Liberty Global, Discovery, Discovery Lightning, MHR Fund Management, and funds affiliated with MHR Fund Management entered into an investor rights agreement (the “Investor Rights Agreement”) that duplicates the provisions of the LG Parent Investor Rights Agreement described above with respect to LG Studios, including board designation and preemptive rights. Under the Investor Rights Agreement, the initial designees to the board of directors of LG Studios (the “Board”) of MHR Fund Management are Dr. Mark H. Rachesky, Emily Fine and John D. Harkey, Jr. The initial designee to the Board of Liberty Global is Michael T. Fries and the initial designee to the Board of Discovery is Priya Dogra.

The foregoing summary does not purport to describe all of the terms of the LG Parent Investor Rights Agreement or the Investor Rights Agreement and is qualified in its entirety by reference to the complete text of the LG Parent Investor Rights Agreement, which was filed as Exhibit 10.1 to Lions Gate Parent’s Current Report on Form 8-K, filed with the SEC on November 10, 2015, and the Investor Rights Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and each of which is incorporated herein by reference.

Voting and Standstill Agreement

Also in connection with the Purchases, on November 10, 2015, Lions Gate Parent entered into a voting and standstill agreement with Liberty Global, Liberty, Discovery Lightning, Discovery, Dr. John C. Malone, MHR Fund Management and certain affiliates of MHR Fund Management (as amended from time to time, the “Voting and Standstill Agreement”). Under the Voting and Standstill Agreement, Liberty and Discovery have agreed to vote, in any vote of Lions Gate Parent’s shareholders on a merger, amalgamation, plan of arrangement, consolidation, business combination, third party tender offer, asset sale or other similar transaction involving Lions Gate Parent or any of its subsidiaries (and any proposal relating to the issuance of capital, increase in the authorized capital or amendment to any constitutional documents in connection with any of the foregoing), all of the common shares beneficially owned by them (together with certain of their affiliates) in excess of 18.5% of Lions Gate Parent’s outstanding voting power in the aggregate in the same proportion as the votes cast by other shareholders.

In addition, each of Liberty, Discovery and MHR Fund Management (together with certain of their affiliates) has agreed that as long as any of them have the right to nominate at least one representative to the board of directors of Lions Gate Parent, each of them will vote all of Lions Gate Parent’s common shares owned by them (together with certain of their affiliates) in favor of each of the other’s respective director nominees, subject to certain exceptions set forth in the Voting and Standstill Agreement.

Under the Voting and Standstill Agreement, Liberty and Discovery (together with certain of their affiliates) have also agreed that if they sell or transfer any of their common shares to a shareholder or group of shareholders that beneficially own 5% or more of Lions Gate Parent’s common shares, or that would result in a person or group of persons beneficially owning 5% or more of Lions Gate Parent’s common shares, any such transferee would have to agree to the Voting and Standstill Agreement, subject to certain exceptions set forth in the Voting and Standstill Agreement.

In connection with the Business Combination, on the Closing Date, Lions Gate Parent, LG Studios, Liberty, Liberty Global, Discovery, Discovery Lightning, MHR Fund Management, and funds affiliated with MHR Fund Management entered into an amendment to the Voting and Standstill Agreement (the “Amendment to the Voting and Standstill Agreement”) to add LG Studios as a party thereto such that the foregoing provisions of the

Voting and Standstill Agreement apply to LG Studios as if it were Lions Gate Parent. Additionally, under the Amendment to the Voting and Standstill Agreement, Lions Gate Parent agreed to vote its common shares in favor of designees of Liberty Global, Discovery and MHR Fund Management to the Board.

The foregoing summary does not purport to describe all of the terms of the Voting and Standstill Agreement and is qualified in its entirety by reference to the complete text of the Voting and Standstill Agreement and previous amendment, which are filed as Exhibit 10.2 and Exhibit 10.3, respectively, to this Current Report on Form 8-K, and to the complete text of the Amendment to the Voting and Standstill Agreement, which is filed as Exhibit 10.4 of this Current Report on Form 8-K and each of which is incorporated by reference herein.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

An extraordinary general meeting of shareholders of SEAC (the “SEAC Shareholders,” and such meeting, the “SEAC Shareholders’ Meeting”) was held on May 7, 2024, where the SEAC shareholders considered and approved, among other matters, a proposal to approve the Business Combination Agreement and the Business Combination, including the Arrangement and the Plan of Arrangement (each as defined in the Business Combination Agreement), and as a result of such approval, among other things and subject to the terms and conditions contained in the Business Combination Agreement and the Plan of Arrangement attached as Annex B to the Prospectus:

(i)	SEAC merged with and into MergerCo with SEAC Merger Surviving Company as the resulting entity (the “SEAC Merger”);

(ii)	SEAC Merger Surviving Company distributed all of its assets lawfully available for distribution to New SEAC by way of a cash dividend (the “Cash Distribution”);

(iii)

SEAC Merger Surviving Company transferred by way of continuation from the Cayman Islands to British Columbia in accordance with the Cayman Islands Companies Act (as revised) (the “Companies Act”) and the Business Corporations Act (British Columbia) (the “BC Act”) and converted to a British Columbia unlimited liability company in accordance with the applicable provisions of the BC Act;

(iv)

New SEAC transferred by way of continuation from the Cayman Islands to British Columbia in accordance with the Companies Act and continued as a British Columbia company in accordance with the applicable provisions of the BC Act; and

(v)

pursuant to the Arrangement and on the terms and subject to the conditions set forth in the Plan of Arrangement, (A) SEAC Merger Surviving Company and New BC Sub amalgamated to form MergerCo Amalco, in accordance with the terms of, and with the attributes and effects set out in, the Plan of Arrangement, (B) New SEAC and MergerCo Amalco amalgamated to form SEAC Amalco, in accordance with the terms of, and with the attributes and effects set out in, the Plan of Arrangement and (C) StudioCo and SEAC Amalco amalgamated to form LG Studios, in accordance with the terms of, and with the attributes and effects set out in, the Plan of Arrangement.

In addition, also on May 7, 2024, at an extraordinary general meeting, holders of the public warrants to purchase SEAC Class A Ordinary Shares (as defined below) sold as part of SEAC’s initial public offering (the “SEAC Public Warrants”) approved a proposal to amend the warrant agreement governing such warrants (the “SEAC Warrant Agreement Amendment”) to allow SEAC to automatically exchange all such outstanding warrants for $0.50 per warrant immediately prior to the Business Combination (the “SEAC Public Warrant Exchange”).

In connection with the SEAC Shareholders’ Meeting, holders of an aggregate 10,147,350 Class A ordinary shares, par value $0.0001 per share, of SEAC (“SEAC Class A Ordinary Shares”) sold in its initial public offering properly exercised their right to have such shares redeemed for a full pro rata portion of the Trust Account, which was approximately $10.774 per share, or approximately $109.3 million in the aggregate.

Immediately after giving effect to the Business Combination, 288,681,224 common shares of LG Studios were issued and outstanding. After the Closing Date, the SEAC Class A Ordinary Shares ceased trading on The Nasdaq Stock Market LLC (“Nasdaq”), and LG Studios’ common shares, without par value (the “LG Studios Common Shares”) commenced trading on The Nasdaq Global Select Market under the symbol “LION” on May 14, 2024. As noted above, an aggregate of approximately $109.3 million was paid from the Trust Account to holders that properly exercised their right to have SEAC Class A Ordinary Shares redeemed, and the remaining balance immediately prior to the Closing of approximately $75.7 million remained in the Trust Account. The remaining amount in the Trust Account, in combination with the proceeds from the PIPE Investment, will be used to fund expenses incurred by SEAC and Lions Gate Parent in connection with the Business Combination and to pay repay certain intercompany debt of Lions Gate Parent and LG Studios, in accordance with the Business Combination Agreement.

The material terms and conditions of the Business Combination Agreement and related agreements are described in the sections entitled “The Business Combination” beginning on page 123 and the “Business Combination Agreement and Related Agreements” beginning on page 192 of the Prospectus, which description is incorporated herein by reference.

FORM 10 INFORMATION

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this Current Report on Form 8-K constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect LG Studios’ current views, as applicable, with respect to, among other things, their respective capital resources, performance and results of operations. Likewise, all of LG Studios’ statements regarding anticipated growth in operations, anticipated market conditions, demographics and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believe,” “expect,” “potential,” “continue,” “may,” “will,” “should,” “could,” “seek,” “approximately,” “predict,” “intend,” “plan,” “estimate,” “anticipate” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this Current Report on Form 8-K reflect LG Studios’ current views, as applicable, about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause actual results to differ significantly from those expressed in any forward-looking statement. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•	general economic uncertainty;

•	the volatility of currency exchange rates;

•	LG Studios’ ability to manage growth;

•	LG Studios’ ability to obtain or maintain the listing of LG Studios Common Shares on Nasdaq or any other national exchange;

•	risks related to the rollout of LG Studios’ business and expansion strategy;

•	the effects of competition on LG Studios’ future business;

•	potential disruption in LG Studios’ employee retention as a result of the Business Combination;

•

the impact of and changes in governmental regulations or the enforcement thereof, tax laws and rates, accounting guidance and similar matters in regions in which LG Studios operates or will operate in the future;

•	international, national or local economic, social or political conditions that could adversely affect the companies and their business;

•	the effectiveness of LG Studios’ internal controls and its corporate policies and procedures;

•	changes in personnel and availability of qualified personnel;

•	potential write-downs, write-offs, restructuring and impairment or other charges required to be taken by LG Studio subsequent to the Business Combination;

•	the volatility of the market price and liquidity of LG Studios Common Shares;

•	factors relating to the business, operations and financial performance of LG Studios and its subsidiaries and the Studio Business, including:

•	the anticipated benefits of the Business Combination may not be achieved;

•	changes in LG Studios’ business strategy, plans for growth or restructuring may increase its costs or otherwise affect its profitability;

•	LG Studios’ revenues and results of operations may fluctuate significantly;

•	the Studio Business relies on a few major retailers and distributors and the loss of any of those could reduce its revenues and operating results;

•	the Studio Business does not have long-term arrangements with many of its production or co-financing partners;

•	protecting and defending against intellectual property claims may have a material adverse effect on the Studio Business;

•	changes in consumer behavior, as well as evolving technologies and distribution models, may negatively affect the Studio Business, financial condition or results of operations;

•	LG Studios could be adversely affected by labor disputes, strikes or other union job actions;

•	LG Studios will be subject to risks associated with possible acquisitions, dispositions, business combinations or joint ventures; and

•	business interruptions from circumstances or events out of LG Studios’ control could adversely affect LG Studios’ operations.

The forward-looking statements contained herein are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by the forward-looking statements. For a further discussion of the risks and other factors that could cause LG Studios’ future results, performance or transactions to differ significantly from those expressed in any forward-looking statements, please see the section entitled “Risk Factors” in the Prospectus. There may be additional risks that LG Studios does not presently know or that LG Studios currently believes are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of the assumptions made in making these forward-looking statements prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. While such forward-looking statements reflects LG Studios’ good faith beliefs, they are not guarantees of future performance. LG Studios disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement/prospectus, except as required by applicable law. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to LG Studios.

All subsequent written and oral forward-looking statements concerning the Business Combination or other matters addressed in this Current Report on Form 8-K and attributable to LG Studios or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this Current Report on Form 8-K. Except to the extent required by applicable law or regulation, LG Studios undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K or to reflect the occurrence of unanticipated events.

BUSINESS

The business of LG Studios after the Business Combination is described in the Prospectus in the section entitled “Business of LG Studios and Certain Information about StudioCo” beginning on page 229 and such description is incorporated herein by reference.

RISK FACTORS

The risks associated with LG Studios’ business are described in the Prospectus in the section entitled “Risk Factors” beginning on page 74 and such description is incorporated herein by reference.

FINANCIAL INFORMATION

Reference is made to the disclosure set forth in Item 9.01 of this Current Report on Form 8-K concerning the financial information of LG Studios and such information is incorporated herein by reference.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The disclosure contained in the Prospectus in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Studio Business of Lions Gate Entertainment Corp.” beginning on page 266 is incorporated herein by reference.

PROPERTIES

The properties of LG Studios are described in the Prospectus in the section entitled “Business of LG Studios and Certain Information about StudioCo—Properties” beginning on page 241 and such description is incorporated herein by reference.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of LG Studios Common Shares immediately following the consummation of the Business Combination by:

•	each person who is the beneficial owner of more than 5% of outstanding LG Studios Common Shares;

•	each person who is an executive officer or director of LG Studios; and

•	all current executive officers and directors of LG Studios as a group post-Business Combination.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

The beneficial ownership of LG Studios after the Business Combination is based on 288,681,224 LG Studios Common Shares issued and outstanding after the Closing.

The following table does not reflect record or beneficial ownership of the SEAC Public Warrants or the private placement warrants of SEAC issued to its sponsor, which are no longer outstanding as of the Closing.

Name and Address of Beneficial Owners	Number of LG Studios Common Shares	%
Directors and Executive Officers of LG Studios:
Jon Feltheimer	—	—
Michael Burns	—	—
James W. Barge	—	—
Brian Goldsmith	—	—
Bruce Tobey	—	—
Mignon Clyburn	—	—
Gordon Crawford	—	—
Priya Dogra	—	—
Emily Fine	—	—
Michael T. Fries	—	—
John D. Harkey, Jr.	—	—
Susan McCaw	—	—
Yvette Ostolaza	—	—
Mark H. Rachesky, M.D.	—	—
Hardwick Simmons	—	—
Daryl Simm	—	—
Harry Sloan	—	—
All Directors and Executive Officers of LG Studios as a Group (17 Individuals)	—	—
Five Percent Holders of LG Studios
Lions Gate Parent(1)	253,435,794	87.2

*	Indicated beneficial ownership of less than 1%.
(1)

The amount reported represents 253,435,794 LG Studios Common Shares directly held by Studio HoldCo and beneficially owned by Lions Gate Parent, with respect to which Lions Gate Parent and Studio HoldCo have dispositive power and voting power. Lions Gate Parent’s mailing address is 2700 Colorado Avenue, Santa Monica, CA 90404.

DIRECTORS AND EXECUTIVE OFFICERS

The disclosure contained in the Prospectus in the section entitled “Management of Pubco After the Business Combination” beginning on page 373 is incorporated herein by reference.

The executive officers of LG Studios are as follows:

Name	Age	Position
Jon Feltheimer	72	Chief Executive Officer
Michael Burns	65	Vice Chair
James W. Barge	68	Chief Financial Officer
Brian Goldsmith	51	Chief Operating Officer
Bruce Tobey	64	Executive Vice President and General Counsel

The directors of LG Studios are as follows:

Name	Age	Position
Michael Burns	65	Vice Chair, Director
Mignon Clyburn	62	Director
Gordon Crawford	77	Director
Priya Dogra	44	Director
Jon Feltheimer	72	Chief Executive Officer, Director
Emily Fine	50	Director
Michael T. Fries	61	Director
John D. Harkey, Jr.	63	Director
Susan McCaw	61	Director
Yvette Ostolaza	59	Director
Mark H. Rachesky. M.D.	65	Director
Daryl Simm	62	Director
Hardwick Simmons	83	Director
Harry E. Sloan	74	Director

EXECUTIVE COMPENSATION

The disclosure contained in the Prospectus in the section entitled “Executive Compensation” beginning on page 326 is incorporated herein by reference.

The disclosure contained in the Prospectus in the subsection entitled “Indemnification and Insurance Obligations of Pubco Following the Business Combination” beginning on page 169 and the section entitled “Certain Relationships and Related Transactions—StudioCo Relationships and Related Party Transactions” beginning on page 398 are incorporated herein by reference.

In addition to disclosure referenced above, Mr. Harry E. Sloan was an executive officer of SEAC, the parent entity of New SEAC, which was a predecessor of LG Studios until the Closing. He owns, directly or indirectly, collectively with other former members of SEAC’s management, a material interest in Eagle Equity Partners V, LLC, the SEAC sponsor (the “SEAC Sponsor”). See the section entitled “Certain Relationships and Related Party Transactions” beginning on page 213 of the preliminary prospectus contained in the registration statement on Form S-1/A filed with the SEC on May 14, 2024 by LG Studios, as it may be amended or supplemented from time to time (File No. 333-278849 for a summary of agreements between the SEAC Sponsor and LG Studios, which is incorporated herein by reference.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

The disclosure contained in the Prospectus in the subsection entitled “Indemnification and Insurance Obligations of Pubco Following the Business Combination” beginning on page 169, the section entitled “Certain Relationships and Related Transactions—StudioCo Relationships and Related Party Transactions” beginning on page 398 and the information set forth under “Executive Compensation” above and Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Independence of Directors

Following the completion of the Business Combination, Lions Gate Parent controls a majority of the voting power of the outstanding LG Studios Common Shares. As a result, LG Studios is a “controlled company” within the meaning of the Nasdaq rules, and LG Studios may qualify for and rely on exemptions from certain corporate governance requirements. Under Nasdaq corporate governance standards, a company of which more than 50% of the voting power for the election of directors is held by an individual, a group or another company is a “controlled company” and may elect not to comply with certain corporate governance requirements, including the requirements to:

•	have a board that includes a majority of “independent directors”, as defined under Nasdaq rules;

•	have a compensation committee of the board that is comprised entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities; and

•	have independent director oversight of director nominations.

LG Studios may rely on the exemption from having a board that includes a majority of “independent directors” as defined under Nasdaq rules. LG Studios may elect to rely on additional exemptions and it will be entitled to do so for as long as LG Studios is considered a “controlled company,” and to the extent it relies on one or more of these exemptions, holders of LG Studios Common Shares will not have the same protections afforded to shareholders of companies that are subject to all of the Nasdaq corporate governance requirements.

Notwithstanding the “controlled company” exemptions described above, LG Studios has opted to have a majority of the Board be independent and to have a Compensation Committee and Nominating and Corporate Governance Committee comprised of independent directors. The Board affirmatively determined that 12 of its directors, including each of Messrs. Crawford, Fries, Harkey, Rachesky, Simm, Simmons, Sloan and Mmes. Clyburn, Dogra, Fine, McCaw and Ostolaza, are “independent” under Canadian standards, applicable SEC rules and regulations and Nasdaq listing standards.

Committees of the Board of Directors

Effective as of Closing, the standing committees of the Board consist of an Audit and Risk Committee, a Nominating and Corporate Governance Committee and a Compensation Committee. LG Studios’ Audit and Risk Committee consists of Hardwick Simmons (Chair), Mignon Clyburn, John D. Harkey, Jr. and Susan McCaw. The Board has determined that each member of the Audit & Risk Committee qualifies as an “independent” director under the Nasdaq listing standards and the enhanced independence standards applicable to audit committee members pursuant to Rule 10A-3(b)(1) under the Exchange Act, and that each member of the Audit & Risk Committee is “independent” and “financially literate” as prescribed by Canadian securities laws, regulations, policies and instruments. Additionally, the Board has determined that Mr. Simmons is an “audit committee financial expert” under applicable SEC rules and applicable Nasdaq listing standards. The Board has adopted a written charter for the Audit and Risk Committee, which will be available on LG Studios’ website.

LG Studios’ Compensation Committee consists of Daryl Simm (Chair), Michael T. Fries, Susan McCaw, Mark H. Rachesky, M.D. and Harry E. Sloan, each of whom qualify as independent directors according to the rules and regulations of the SEC and Nasdaq with respect to compensation committee membership. The Board has adopted a written charter for the Compensation Committee, which will be available on LG Studios’ website.

LG Studios’ Nominating and Corporate Governance Committee consists of Yvette Ostolaza (Chair), Mignon Clyburn and Emily Fine, each of whom qualify as independent directors according to the rules and regulations of the SEC and Nasdaq with respect to nominating committee membership. The Board has adopted a written charter for the Nominating and Corporate Governance Committee, which will be available on LG Studios’ website.

Any references to LG Studios’ website address in this Current Report on Form 8-K do not include or incorporate by reference the information on LG Studios’ website into this Current Report on Form 8-K.

LEGAL PROCEEDINGS

The disclosure regarding legal proceedings in the Prospectus in the section entitled “Business of LG Studios and Certain Information about StudioCo—Legal Proceedings and Regulatory Actions” beginning on page 241 is incorporated herein by reference.

MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT’S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

LG Studios’ common shares began trading on Nasdaq under the symbol “LION” on May 14, 2024. LG Studios has not paid any cash dividends on its common shares to date. The amount of any future dividends, if any, that LG Studios intends to pay to its shareholders will be determined by the Board at its discretion, and is dependent on a number of factors, including its financial position, results of operations, cash flows, capital requirements and restrictions under its credit agreements, and shall be in compliance with applicable law. LG Studios cannot guarantee the amount of dividends paid in the future, if any.

As of the Closing Date and following the completion of the Business Combination, there are approximately 288,681,244 shares of Pubco Common Shares issued and outstanding held of record by 93 holders.

Additional information in the disclosure in the Prospectus in the section entitled “Market Price, Ticker and Dividend Information” beginning on page 405 is incorporated herein by reference.

RECENT SALES OF UNREGISTERED SECURITIES

The information set forth under Item 3.02 of this Current Report on Form 8-K is incorporated herein by reference.

DESCRIPTION OF REGISTRANT’S SECURITIES TO BE REGISTERED

The disclosure contained in the Prospectus in the section entitled “Description of Pubco Securities” beginning on page 402 is incorporated herein by reference.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

The disclosure contained in the Prospectus in the section entitled “Indemnification and Insurance Obligations of Pubco Following the Business Combination” beginning on page 169 and the subsection “Comparison of Corporate Governance and Shareholder Rights—Indemnification of Directors and Officers” beginning on page 389 are incorporated herein by reference.

FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

The information set forth under Item 4.01 of this Current Report on Form 8-K is incorporated herein by reference.

FINANCIAL STATEMENTS AND EXHIBITS

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

PIPE Investment

As previously disclosed, concurrently with the execution of the Business Combination Agreement, SEAC, New SEAC and Lions Gate Parent entered into subscription agreements with certain institutional and accredited investors (the “PIPE Investors” and the subscription agreements, the “Initial Subscription Agreements”) pursuant to which such PIPE Investors agreed, subject to the terms and conditions set forth therein, to subscribe for and purchase from LG Studios, immediately following the Closing, an aggregate of approximately 18,172,378 LG Studios Common Shares (the “Initial PIPE Shares”), at a purchase price of $9.63 per share, for an aggregate cash amount of $175.0 million.

Pursuant to the Initial Subscription Agreements, each of such PIPE Investors could elect to offset its total commitments under its Subscription Agreement (the “Reduction Right”), on a one-for-one basis, up to the total amount of PIPE Shares subscribed thereunder, subject to the terms and conditions set forth in the applicable

Subscription Agreement. A PIPE Investor that exercised Reduction Rights would be entitled to purchase from SEAC 0.1111 newly issued SEAC Class A Ordinary Shares, at a purchase price of $0.0001 per share, for every SEAC Class A Ordinary Share for which it exercises its Reduction Right, which shares were issued by SEAC prior to the SEAC Merger (such additional shares, the “Newly Issued Reduction Right Shares”). Prior to the Closing, certain PIPE Investors exercised such Reduction Rights with respect to 1,953,976 PIPE Shares, which reduced the Initial PIPE Shares to 16,218,402 shares, for an aggregate cash amount of approximately $156.2 million (the “Initial PIPE Investment Amount”), and resulted in 193,927 Newly Issued Reduction Right Shares being issued before the SEAC Merger. As a result of the Business Combination, PIPE Investors who held Newly Issued Reduction Right Shares received LG Studios Common Shares on a one-to-one basis upon the Closing.

On April 11, 2024, as previously disclosed, and also on May 9, 2024 and May 13, 2024, SEAC, New SEAC and Lions Gate Parent entered into additional subscription agreements (the “Additional Subscription Agreements”) with additional PIPE Investor pursuant to which such PIPE Investors agreed, subject to the terms and conditions set forth therein, to subscribe for and purchase from LG Studios, immediately following the Amalgamations, an aggregate of approximately 11,617,871 LG Studios Common Shares (the “Additional PIPE Shares” and, together with the Initial PIPE Shares, following the exercise of Reduction Rights, the “PIPE Shares”), at a purchase price of $10.165 per share, for an aggregate cash amount of approximately $118.1 million (the “Additional PIPE Investment Amount” and together with the Initial PIPE Investment Amount, the “PIPE Investment Amount”). The consummation of the transactions contemplated by the Initial Subscription Agreements and Additional Subscription Agreements is referred to herein as the “PIPE Investment.”

The purchase and sale of the Newly Issued Reduction Right Shares by the PIPE Investors who exercised their Reduction Rights closed one (1) business day prior to the Closing Date and the purchase and sale of the PIPE Shares by the PIPE Investors closed immediately following the Closing, except that one PIPE Investor failed to timely purchase 2,076,843 PIPE Shares on the Closing Date pursuant to its Subscription Agreement, resulting in aggregate proceeds from the PIPE Investment at Closing of $254.3 million, for a total PIPE Investment Amount of $274.3 million expected following receipt of such proceeds.

The Newly Issued Reduction Right Shares and PIPE Shares were issued pursuant to and in accordance with an exemption from registration under Section 4(a)(2) of the Securities Act and the regulations promulgated thereunder.

This summary is qualified in its entirety by reference to the text of the Initial Subscription Agreements and Additional Subscription Agreements, a form of which is included as Exhibit 10.8 to this Current Report on Form 8-K and is incorporated herein by reference.

Non-Redemption Agreements

On April 24, 2024 (as previously disclosed) and on May 9, 2024, SEAC and New SEAC entered into share purchase and/or non-redemption agreements (the “Non-Redemption Agreements”) with the certain investors (the “Non-Redemption Investors”). Pursuant to the Non-Redemption Agreements, among other things, the Non-Redemption Investors agreed to (i) certify that they had purchased certain SEAC Class A Ordinary Shares in the open-market at a price no greater than the Redemption Price (as defined in SEAC’s amended and restated memorandum and articles of association), no later than one (1) business day prior to the mailing date of the registration statement on Form S-4 filed by New SEAC with the SEC relating to the SEAC Shareholders’ Meeting (such shares, the “Purchase Commitment Shares”); (ii) not redeem the Purchase Commitment Shares; (iii) not vote the Purchase Commitment Shares in favor of any of the proposals presented at the SEAC Shareholders’ Meeting; and (iv) not transfer any Purchase Commitment Shares or Non-Redemption Agreement Shares (as defined below) held by them until the earlier of (x) the consummation of the Business Combination, (y) the termination of the Business Combination Agreement in accordance with its terms and (z) the termination of the Non-Redemption Agreements in accordance with their terms.

Pursuant to the Non-Redemption Agreements, the Non-Redemption Investors who met the terms and conditions set forth in the applicable Non-Redemption Agreement, were entitled to, for every Purchase Commitment Share purchased by the Non-Redemption Investors thereunder, purchase from SEAC 0.0526 newly issued SEAC Class A Ordinary Shares, at a purchase price of $0.0001 per whole share, which shares were issued by SEAC prior to the SEAC Merger (the “Newly Issued Non-Redemption Agreement Shares”). Prior to the SEAC Merger, 254,200 Non-Redemption Agreement Shares were issued to the Non-Redemption Investors. As a result of the Business Combination, Non-Redemption Investors who held Newly Issued Non-Redemption Agreement Shares received LG Studios Common Shares on a one-to-one basis upon the Closing.

The purchase and sale of the Newly Issued Non-Redemption Agreement Shares closed one (1) business day prior to the Closing Date. The Newly Issued Non-Redemption Agreement Shares were issued pursuant to and in accordance with an exemption from registration under Section 4(a)(2) of the Securities Act and the regulations promulgated thereunder.

This summary is qualified in its entirety by reference to the text of the Non-Redemption Agreements, a form of which is included as Exhibit 10.21 to this Current Report on Form 8-K and is incorporated herein by reference.

Sponsor Option; Lions Gate Parent Issuance and Sponsor Issuance

One business day prior to the Closing, in connection with the repurchase by SEAC of all of the Class B ordinary shares of SEAC, par value $0.0001 per share (the “SEAC Class B Ordinary Shares”) in excess of 1,800,000 held by SEAC Sponsor (the “Sponsor Securities Repurchase”), SEAC, New SEAC and SEAC Sponsor entered into the Sponsor Option Agreement, pursuant to which SEAC Sponsor received, as partial consideration for the Sponsor Securities Repurchase (with respect to the SEAC Class B Ordinary Shares held by SEAC Sponsor), 2,200,000 options of SEAC (the “SEAC Sponsor Options”) each of which entitled SEAC Sponsor to purchase one SEAC Class A Ordinary Share at $0.0001 per share. In connection with the Business Combination, the SEAC Sponsor Options ultimately became options to purchase LG Studios Common Shares pursuant to the terms of the Sponsor Option Agreement.

The SEAC Sponsor Options will become exercisable, subject to the terms, conditions and exceptions set forth in the Sponsor Option Agreement, (i) on or after the date on which the Trading Price of the LG Studios Common Shares (as adjusted for share splits, share dividends, reorganizations, recapitalizations and the like) equals or exceeds $16.05 per share or (ii) if a change of control occurs, subject to certain conditions.

The SEAC Sponsor Options were issued pursuant to and in accordance with an exemption from registration under Section 4(a)(2) of the Securities Act and the regulations promulgated thereunder.

This summary is qualified in its entirety by reference to the text of the Sponsor Option Agreement, a form of which is included as Exhibit 10.11 to this Current Report on Form 8-K and is incorporated herein by reference.

In addition, the Pubco Common Shares that Lions Gate Parent and SEAC Sponsor received as consideration in the Business Combination were also issued pursuant to and in accordance with an exemption from registration under Section 4(a)(2) of the Securities Act and the regulations promulgated thereunder.

The information contained in Item 2.01 of this Current Report on Form 8-K is also incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

In connection with the Closing, at the StudioCo Amalgamation Effective Time, LG Studios adopted the articles and notice of articles contemplated by the Business Combination Agreement (the “LG Studios Closing Articles”). The material terms of the LG Studios Closing Articles and the general effect upon the rights of holders of LG Studios Common Shares are discussed in the Prospectus in the sections entitled “Shareholder Proposal No. 3 — The Advisory Organizational Documents Proposals” beginning on page 410, “Comparison of Corporate Governance and Shareholder Rights” beginning on page 384, and “Description of Pubco Securities” beginning on page 381, which are each incorporated herein by reference.

The foregoing description of the LG Studios Closing Articles is not complete and is qualified in its entirety by reference to the text of the LG Studios Closing Articles, which is included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

LG Studios Common Shares are listed for trading on The Nasdaq Global Select Market under the symbol “LION.” On the date of the Closing, the CUSIP number relating to LG Studios Common Shares is 53626M104.

Item 4.01.	Change in Registrant’s Certifying Accountant.

(a) Dismissal of independent registered public accounting firm.

On May 10, 2024, the board of directors of MergerCo, as successor to SEAC following the SEAC Merger, dismissed WithumSmith+Brown, PC (“WithumSmith+Brown”), SEAC’s independent registered public accounting firm prior to the Business Combination, as its independent registered public accounting firm.

The audit reports dated February 28, 2024 of WithumSmith+Brown on SEAC’s (parent company of New SEAC, LG Studios’ legal predecessor), relating to the consolidated financial statements as of December 31, 2023 and 2022 and for the years then ended, and for the period from November 3, 2021 (inception) through December 31, 2021 and the effectiveness of internal control over financial reporting of SEAC did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainties, audit scope or accounting principles, except that the audit report on the consolidated financial statements contained an explanatory paragraph in which WithumSmith+Brown expressed substantial doubt about SEAC’s ability to continue as a going concern.

During the period from November 3, 2021 (inception) through December 31, 2023 and subsequent interim period through May 13, 2024, there were no disagreements between SEAC and WithumSmith+Brown on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of WithumSmith+Brown, would have caused it to make reference to the subject matter of the disagreements in its reports on SEAC’s financial statements for such periods. In addition, no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K, occurred within the period of WithumSmith+Brown’s engagement and the subsequent interim period preceding WithumSmith+Brown’s dismissal.

LG Studios has provided WithumSmith+Brown with a copy of the foregoing disclosures and has requested that WithumSmith+Brown furnish LG Studios with a letter addressed to the SEC stating whether it agrees with the statements made by LG Studios set forth above. A copy of WithumSmith+Brown’s letter, dated May 13, 2024, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Disclosures regarding the new independent auditor.

On May 13, 2024, the Board approved the engagement of Ernst & Young LLP (“EY”) as LG Studios’ independent registered public accounting firm to audit LG Studios’ consolidated financial statements as of and for the year ending March 31, 2025. EY served as the independent registered public accounting firm of the Studio Business of Lions Gate Parent prior to the Business Combination. During the years ended December 31, 2023 and 2022, and subsequent interim period through May 13, 2024, New SEAC did not consult with EY with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on its financial statements, and neither a written report nor oral advice was provided to New SEAC that EY concluded was an important factor considered by LG Studios in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any other matter that was the subject of a disagreement or a reportable event (each as defined above).

Item 5.01.	Changes in Control of Registrant.

The disclosure in the Prospectus in the section entitled “The Business Combination,” beginning on page 123, is incorporated herein by reference. The information contained in Item 2.01 of this Current Report on Form 8-K is also incorporated herein by reference.

Lions Gate Parent beneficially owns 253,435,794 LG Studios Common Shares, which represents approximately 87.8% (expected to be 87.2% after the issuance of additional PIPE Shares shortly following the Closing) of the LG Studios Common Shares outstanding.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of the Closing, all then-incumbent directors and officers of New SEAC were removed by operation of law and were replaced by individuals designated in the Plan of Arrangement as directors of LG Studios. LG Studios’ current directors and officers are described in the Prospectus in the section entitled “Management of Pubco After the Business Combination” beginning on page 373, which description is incorporated by reference herein.

The information contained in Item 1.01 and Item 2.01 of this Current Report on Form 8-K is also incorporated herein by reference.

Item 5.03.	Amendments to Memorandum and Articles of Association; Change in Fiscal Year.

The information contained in Item 3.03 of this Current Report on Form 8-K is incorporated in this Item 5.03 by reference.

In connection with the Closing of the Business Combination, New SEAC changed its fiscal year end from December 31 to March 31, the fiscal year end of StudioCo prior to the Business Combination.

Item 5.06.	Change in Shell Company Status.

On May 13, 2024, as a result of the consummation of the Business Combination, which fulfilled the “business combination” requirement of SEAC’s amended and restated memorandum and articles of association, LG Studios, as a successor to SEAC, ceased to be a shell company. The material terms of the Business Combination are described in the Prospectus in the section entitled “The Business Combination Proposal” beginning on page 123 which description is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On May 13, 2024, LG Studios issued a press release announcing the consummation of the Business Combination. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of LG Studios under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

In accordance with Rule 12b-23 promulgated under the Securities Exchange Act of 1934, as amended (“Rule 12b-23”), the audited consolidated financial statements as of and for the years ended March 31, 2023 and 2022 and unaudited consolidated financial statements as of December 31, 2023 and for the nine months ended December 31, 2023 and 2022 of the Studio Business of Lions Gate Entertainment Corp. are incorporated by reference to the Prospectus, pages F-31 through F-101. The audited consolidated financial statements as of December 25, 2022 and December 26, 2021 and for the fiscal years ended December 25, 2022 and December 26, 2021 and the unaudited financial statements as of October 1, 2023 and for the nine months ended October 1, 2023 and September 25, 2022 of the Entertainment One Film and Television Business, are incorporated by reference to the Prospectus, pages F-136 through F-174.

(b) Pro Forma Financial Information.

In accordance with Rule 12b-23, unaudited pro forma condensed combined financial information regarding LG Studios to reflect the consummation of the Business Combination is included as Exhibit 99.2 to this Report.

(d) Exhibits

Exhibit No.	Description of Exhibits

2.1†	Business Combination Agreement, dated as of December 22, 2023, by and among Screaming Eagle Acquisition Corp., SEAC II Corp., SEAC MergerCo, 1455941 B.C. Unlimited Liability Company, Lions Gate Entertainment Corp., LG Sirius Holdings ULC and LG Orion Holdings ULC (incorporated by reference to Annex A-1 of SEAC II Corp.’s Form S-4/A (File No. 333-276414), last filed with the SEC on April 12, 2024).

2.2	Amendment No. 1 to the Business Combination Agreement, dated as of April 11, 2024, by and among Screaming Eagle Acquisition Corp., SEAC II Corp., SEAC MergerCo, 1455941 B.C. Unlimited Liability Company, Lions Gate Entertainment Corp., LG Sirius Holdings ULC and LG Orion Holdings ULC (incorporated by reference to Annex A-2 of SEAC II Corp.’s Form S-4/A (File No. 333-276414), last filed with the SEC on April 12, 2024).

2.3	Amendment No. 2 to the Business Combination Agreement, dated as of May 9, 2024, by and among Screaming Eagle Acquisition Corp., SEAC II Corp., SEAC MergerCo, 1455941 B.C. Unlimited Liability Company, Lions Gate Entertainment Corp., LG Sirius Holdings ULC and LG Orion Holdings ULC (incorporated by reference to Exhibit 2.3 of Lionsgate Studio Corp.’s Form S-1/A (File No. 333-278849), filed with the SEC on May 14, 2024).

3.1	Form of LG Studios Closing Articles (incorporated by reference to Annex C of SEAC II Corp.’s Form S-4/A (File No. 333-276414), last filed with the SEC on April 12, 2024).

10.1	Investor Rights Agreement, dated as of May 13, 2024, by and among Lionsgate Studios Corp., Liberty Global plc, Discovery Communications, Inc., Liberty Global Incorporated Limited, Discovery Lightning Investments Ltd., Dr. John C. Malone and affiliates of MHR Fund Management, LLC (incorporated by reference to Exhibit 10.10 of Lionsgate Studio Corp.’s Form S-1/A (File No. 333-278849), filed with the SEC on May 14, 2024).

10.2	Voting and Standstill Agreement, dated as of November 10, 2015, by and among Lions Gate Entertainment Corp., Liberty Global plc, Discovery Communications, Inc., Liberty Global Incorporated Limited, Discovery Lightning Investments Ltd., Dr. John C. Malone and affiliates of MHR Fund Management, LLC (incorporated by reference to Exhibit 10.2 of Lions Gate Entertainment Corp.’s Current Report on Form 8-K, filed with the SEC on November 10, 2015).

10.3	Amendment to Voting and Standstill Agreement, dated as of June 30, 2016, by and among Lions Gate Entertainment Corp., Liberty Global plc, Discovery Lightning Investments Ltd., Dr. John C. Malone, MHR Fund Management, LLC, Liberty Global Incorporated Limited, Discovery Communications, Inc. and affiliates of MHR Fund Management, LLC (incorporated by reference to Exhibit 10.7 of Lions Gate Entertainment Corp.’s Current Report on Form 8-K, filed with the SEC on July 1, 2016).

10.4	Amendment to the Voting and Standstill Agreement, dated as of May 13, 2024, by and among Lions Gate Entertainment Corp., Lionsgate Studios Corp., Liberty Global plc, Discovery Communications, Inc., Liberty Global Incorporated Limited, Discovery Lightning Investments Ltd., Dr. John C. Malone and affiliates of MHR Fund Management, LLC (incorporated by reference to Exhibit 10.9 of Lionsgate Studio Corp.’s Form S-1/A (File No. 333-278849), filed with the SEC on May 14, 2024).

10.5†	Separation Agreement, dated as of May 8, 2024, by and among Lions Gate Entertainment Corp., LG Sirius Holdings ULC and LG Orion Holdings ULC (incorporated by reference to Exhibit 10.11 of Lionsgate Studio Corp.’s Form S-1/A (File No. 333-278849), filed with the SEC on May 14, 2024).

10.6	Shared Services Agreement, dated as of May 9, 2024, by and between Lions Gate Entertainment Corp. and LG Orion Holdings ULC (incorporated by reference to Exhibit 10.12 of Lionsgate Studio Corp.’s Form S-1/A (File No. 333-278849), filed with the SEC on May 14, 2024).

10.7	Form of Tax Matters Agreement, dated as of May 9, 2024, by and between Lions Gate Entertainment Corp. and SEAC II Corp (incorporated by reference to Exhibit 10.6 of SEAC II Corp.’s Form S-4/A (File No. 333-276414), last filed with the SEC on April 12, 2024).

10.8	Form of Subscription Agreements (incorporated by reference to Annex D of SEAC II Corp.’s Form S-4/A (File No. 333-276414), last filed with the SEC on April 12, 2024).

10.9	Intercompany Note and Assumption Agreement among Lions Gate Television Inc. and Lions Gate Capital Holdings LLC, dated as of May 8, 2024 (incorporated by reference to Exhibit 10.13 of Lionsgate Studio Corp.’s Form S-1/A (File No. 333-278849), filed with the SEC on May 14, 2024).

10.10	Revolving Credit Agreement among LGAC International LLC and Lions Gate Capital Holdings 1, Inc., dated as of May 13, 2024 (incorporated by reference to Exhibit 10.14 of Lionsgate Studio Corp.’s Form S-1/A (File No. 333-278849), filed with the SEC on May 14, 2024).

10.11	Form of Sponsor Option Agreement (incorporated by reference to Annex H of SEAC II Corp.’s Form S-4/A (File No. 333-276414), last filed with the SEC on April 12, 2024).

10.12	Sponsor Support Agreement, dated as of December 22, 2023, by and among Eagle Equity Partners V, LLC, Screaming Eagle Acquisition Corp., LG Orion Holdings ULC and Lionsgate Entertainment Corp. (incorporated by reference to Annex G of SEAC II Corp.’s Form S-4/A (File No. 333-276414), last filed with the SEC on April 12, 2024).

Exhibit No.	Description of Exhibits

10.13	Form of Lock-Up Agreement (incorporated by reference to Annex J of SEAC II Corp.’s Form S-4/A (File No. 333-276414), last filed with the SEC on April 12, 2024).

10.14	Form of Amended and Restated Registration Rights Agreement (incorporated by reference to Annex I of SEAC II Corp.’s Form S-4/A (File No. 333-276414), last filed with the SEC on April 12, 2024).

10.15	Credit and Guarantee Agreement, dated as of December 8, 2016, among Lions Gate, as borrower, the guarantors party thereto, the lenders referred to therein, and JPMorgan Chase Bank, N.A., as Administrative Agent (incorporated by reference to Exhibit 10.1 of Lions Gate Entertainment Corp.’s Current Report on Form 8-K filed with the SEC on December 8, 2016).

10.16	Amendment No. 1, dated as of December 11, 2017, to the Credit and Guarantee Agreement dated as of December 8, 2016, among Lions Gate Entertainment Corp., as borrower, each guarantor party thereto, each lender party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the other parties thereto (incorporated by reference to Exhibit 10.1 of Lions Gate Entertainment Corp.’s Current Report on Form 8-K filed with the SEC on December 11, 2017).

10.17	Amendment No. 2, dated as of March 22, 2018, to the Credit and Guarantee Agreement dated as of December 8, 2016, among Lions Gate Entertainment Corp., as borrower, each guarantor party thereto, each lender party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the other parties thereto (as previously amended by that certain Amendment No. 1 dated as of December 11, 2017) (incorporated by reference to Exhibit 10.1 of Lions Gate Entertainment Corp.’s Current Report on Form 8-K filed with the SEC on March 22, 2018).

10.18	Amendment No. 3 dated as of March 11, 2019, to the Credit and Guarantee Agreement dated as of December 8, 2016, as amended and restated as of March 22, 2018 (as further amended, supplemented, amended and restated or otherwise modified from time to time) among Lions Gate Entertainment Corp., Lions Gate Capital Holdings LLC, as borrower, each guarantor party thereto, each lender party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the other parties thereto (incorporated by reference to Exhibit 10.34 of Lions Gate Entertainment Corp.’s Form 10-K filed with the SEC on May 23, 2019).

10.19	Amendment No. 4, dated as of April 6, 2021, to the Credit and Guarantee Agreement dated as of December 8, 2016, among Lions Gate Entertainment Corp., as borrower, each guarantor party thereto, each lender party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the other parties thereto (incorporated by reference to Exhibit 10.1 of Lions Gate Entertainment Corp.’s Current Report on Form 8-K filed with the SEC on April 6, 2021).

10.20	Amendment No. 5, dated as of June 14, 2023, to the Credit and Guarantee Agreement dated as of December 8, 2016, among Lions Gate Entertainment Corp., as borrower, each guarantor party thereto, each lender party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the other parties thereto (incorporated by reference to Exhibit 10.12.5 of Lions Gate Entertainment Corp.’s Form 10-K/A filed with the SEC on July 20, 2023).

10.21	Form of Share Purchase and Non-Redemption Agreement (incorporated by reference to Exhibit 10.1 of Lionsgate Studios Corp.’s Current Report on Form 8-K filed with the SEC on April 24, 2024).

10.22	Lions Gate Entertainment Corp. 2019 Performance Incentive Plan (incorporated by reference to Exhibit 10.1 of Lions Gate Entertainment Corp.’s Current Report on Form 8-K filed with the SEC on September 15, 2021).

10.23	Form of Restricted Share Unit Award Agreement (incorporated by reference to Exhibit 10.39 of Lions Gate Entertainment Corp.’s Annual Report on Quarterly Report on Form 10-Q filed with the SEC on November 7, 2019).

10.24	Form of Nonqualified Stock Option Agreement (incorporated by reference to Exhibit 10.40 of Lions Gate Entertainment Corp.’s Quarterly Report on Form 10-Q filed with the SEC on November 7, 2019).

10.25	Form of Share Appreciation Rights Award Agreement (incorporated by reference to Exhibit 10.41 of Lions Gate Entertainment Corp.’s Quarterly Report on Form 10-Q filed with the SEC on November 7, 2019).

10.26	Deferred Compensation Plan (incorporated by reference to Exhibit 10.41 of Lions Gate Entertainment Corp.’s Quarterly Report on Form 10-Q filed with the SEC on February 4, 2021).

Exhibit No.	Description of Exhibits

10.27	Employment Agreement between Lions Gate Entertainment Corp. and James W. Barge dated November 1, 2019 (incorporated by reference to Exhibit 10.38 of Lions Gate Entertainment Corp.’s Quarterly Report on Form 10-Q filed with the SEC on November 7, 2019).

10.28	Amendment to Employment Agreement between Lions Gate Entertainment Corp. and James W. Barge dated June 22, 2020 (incorporated by reference to Exhibit 10.35 of Lions Gate Entertainment Corp.’s Quarterly Report on Form 10-Q filed with the SEC on August 6, 2020).

10.29	Employment Agreement among Jon Feltheimer and Lions Gate Entertainment Corp. dated as of August 21, 2020 (incorporated by reference to Exhibit 10.1 of Lions Gate Entertainment Corp.’s Current Report on Form 8-K filed with the SEC on August 26, 2020).

10.30	First Amendment to Employment Agreement, dated August 12, 2022, between the Company and Jon Feltheimer (incorporated by reference to Exhibit 10.1 of Lions Gate Entertainment Corp.’s Current Report on Form 8-K filed with the SEC on August 15, 2022).

10.31	Employment Agreement among Michael Burns and Lions Gate Entertainment Corp. dated as of December 18, 2020 (incorporated by reference to Exhibit 10.1 of Lions Gate Entertainment Corp.’s Current Report on Form 8-K filed with the SEC on December 21, 2020).

10.32	Employment Agreement between Lions Gate Entertainment Corp. and Brian Goldsmith dated as of October 1, 2022 (incorporated by reference to Exhibit 10.19 of Lions Gate Entertainment Corp.’s Annual Report on Form 10-K filed with the SEC on May 25, 2023).

10.33	Employment Agreement between Lions Gate Entertainment Corp. and Bruce Tobey dated as of March 27, 2023 (incorporated by reference to Exhibit 10.20 of Lions Gate Entertainment Corp.’s Annual Report on Form 10-K filed with the SEC on May 25, 2023).

10.34	Lions Gate Entertainment Corp. 2023 Performance Incentive Plan (incorporated by reference to Exhibit 10.1 of Lions Gate Entertainment Corp.’s Current Report on Form 8-K filed with the SEC on November 29, 2023).

10.35	Form of Restricted Share Award Agreement (incorporated by reference to Exhibit 10.22.1 of Lions Gate Entertainment Corp.’s Quarterly Report on Form 10-Q filed with the SEC on February 8, 2024).

10.36	Form of Nonqualified Stock Option Agreement (incorporated by reference to Exhibit 10.22.2 of Lions Gate Entertainment Corp.’s Quarterly Report on Form 10-Q filed with the SEC on February 8, 2024).

10.37	Form of Nonqualified Stock Option Agreement (incorporated by reference to Exhibit 10.22.2 of Lions Gate Entertainment Corp.’s Quarterly Report on Form 10-Q filed with the SEC on February 8, 2024).

10.38	Form of Share Appreciation Rights Agreement (incorporated by reference to Exhibit 10.22.3 of Lions Gate Entertainment Corp.’s Quarterly Report on Form 10-Q filed with the SEC on February 8, 2024).

10.39	Employment Agreement between Lions Gate Entertainment Inc. and James W. Barge dated March 21, 2024 (incorporated by reference to Exhibit 10.38 of Lionsgate Studio Corp.’s Form S-1/A (File No. 333-278849), filed with the SEC on May 14, 2024).

16.1	Letter from WithumSmith+Brown, PC to the Securities and Exchange Commission, dated May 13, 2024.

21.1	Subsidiaries of LG Studios (incorporated by reference to Exhibit 21.1 of Lionsgate Studio Corp.’s Form S-1/A (File No. 333-278849), filed with the SEC on May 9, 2024).

99.1	Press Release, dated May 13, 2024.

99.2	Unaudited Pro Forma Condensed Combined Financial Information.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

†

Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish copies of any of the omitted schedules upon request by the Securities and Exchange Commission.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2024

LIONSGATE STUDIOS CORP.
(Registrant)

By:	/s/ James W. Barge
Name: James W. Barge
Title: Chief Financial Officer